UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                           -------------------------

                                    FORM 8-K

                           -------------------------

                                 CURRENT REPORT



      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 19, 2002



                       Eastern American Natural Gas Trust
             (Exact name of Registrant as specified in its charter)


         Delaware                      1-11748                 36-7034603
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)        Identification No.)




        The Bank of New York
 Care of BNY Midwest Trust Company
        2 North Lasalle Street
        Chicago, Illinois                                           60602
(Address of principal executive offices)                          (Zip Code)


      Registrant's Telephone Number, including area code: (312) 827-8553


                                 Not Applicable
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE.

     Attached as Exhibit 99.1 is the certification of The Bank of New York, not in its individual capacity, but solely as trustee of the Registrant, under
Section 906 of the Sarbanes-Oxley Act of 2002 (the "Certification"). In connection with the filing of the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002, the Trustee furnished as correspondence the Certification attached hereto as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Eastern American Natural Gas Trust

                              By: The Bank of New York, as Trustee



                              By: /s/ Robert Foltz
                                  --------------------------------
                                      Robert Foltz
                                      Agent

Date: November 19, 2002


Exhibit Index

Exhibit Number          Description
--------------          -----------

      99.1 Certification by The Bank of New York, as Trustee of the Registrant furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

EXHIBIT 99.1

November 19, 2002

Via EDGAR
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

      Re: Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Ladies and Gentlemen:

In connection with the Quarterly Report of Eastern American Natural Gas Trust (the "Trust") on Form 10-Q for the quarterly period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof and the Quarterly Report of the Trust on Form 10-Q for the quarterly period ended June 30, 2002 (the "Reports"), the undersigned, not in its individual capacity but solely as the trustee of the Trust, certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to its knowledge:

      (1) The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Reports fairly presents, in all material respects, the financial condition and results of operations of the Trust at the dates and for the periods presented.

The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-Q or as a separate disclosure document.


                              The Bank of New York,
                              Trustee for Eastern American Natural Gas Trust


                              By:  /s/ Robert Foltz
                                   -------------------------------
                                    Robert Foltz
                                    Agent

02662.0161 #365106